UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	abrdn Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2023

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Global Income Fund, Inc. (FCO)
Semi-Annual Report
April 30, 2023
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Global Income Fund, Inc.  (the “Fund”), for the six-month period ended April 30, 2023. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.
Total Investment Return1
For the six-month period ended April 30, 2023, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	12.41%
Market Price[2]	22.65%
Blended Benchmark[4]	9.92%
For more information about Fund performance, please visit the Fund on the web at www.abrdnfco.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2023	$ 4.11	$5.07	23.36%
10/31/2022	$3.98	$4.50	13.07%
During the six-month period ended April 30, 2023, the Fund’s NAV was within a range of $3.95 to $4.43 and the Fund’s market price traded within a range of $4.39 to $5.79. During the six-month period ended April 30, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of 7.06% to 35.71%.
Managed Distribution Policy
Distributions to common shareholders for the six-month period ended totaled $0.42 per share. Based on the market price of $5.07 on April 30, 2023, the annualized distribution rate as of six-month period ended April 30, 2023 was 16.57%. Based on the NAV of $4.11 on April 30, 2023, the annualized distribution rate as of six-month period ended April 30, 2023 was 20.44%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
Distributions to common shareholders for the twelve-month period end October 31, 2022, October 31, 2021 and October 31, 2020, totaled $0.84 per share. Based on the market price of $4.50, $8.35, and $6.80 on October 31, 2022, October 31, 2021 and October 31, 2020, the annualized distribution rate over the twelve-month period ended on each date was 18.7%, 13.4%, and 12.4%, respectively. Based on the NAV of $3.98, $6.28 and $6.55 on October 31, 2022, October 31, 2021 and October 31, 2020, the annualized distribution rate over the twelve-month period ended on each date was 21.1%, 13.4% and 12.8%, respectively. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On May 9, 2023 and June 9, 2023, the Fund announced that it will pay on May 31, 2023 and June 30, 2023, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of May 19, 2023 and June 23, 2023, respectively.
The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of the Fund’s Board of Directors, unless market conditions require an earlier evaluation.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	Blended Benchmark as defined in Total Investment Return section on Page 5.
abrdn Global Income Fund, Inc.	1

Letter to Shareholders  (unaudited)  (continued)

Revolving Credit Facility
The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and last amended on September 21, 2021 (“Revolving Credit Facility”). On February 28, 2023, the Fund’s Revolving Credit Facility with the Bank of Nova Scotia was amended to extend the scheduled commitment termination date to February 27, 2024 with a committed facility amount of $25,000,000. The Fund’s outstanding balance as of April 30, 2023 was $17,350,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A more detailed description of the Fund’s Revolving Credit Facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the
Fund reports repurchase activity on the Fund's website on a monthly basis. For the  six-month period ended April 30, 2023, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of

2	abrdn Global Income Fund, Inc.

Letter to Shareholders  (unaudited)  (concluded)

important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President
{foots1}
All amounts are U.S. Dollars unless otherwise stated.
abrdn Global Income Fund, Inc.	3

Loan Facilities and the Use of Leverage  (unaudited)

Loan Facilities and the Use of Leverage
The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”). The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.
Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets. Under the Fund's loan facilities, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on a reference rate such as the London Interbank Offered Rate (“LIBOR”), European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) or Secured Overnight Financing Rate (“SOFR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize one of these rates as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. However, for US dollar LIBOR, it was extended  to June 30, 2023 but will not be extended past that date for the most common tenors (overnight and one, three, six and 12 months). See LIBOR Risk for additional details in the Notes to Financial Statements.
Interest Rate Swaps
The Fund enters into interest rate swaps to hedge interest rate risk on the credit facility. As of April 30, 2023, the Fund held interest rate swap agreements with an aggregate notional amount of $17,350,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:
Remaining Term as of April 30, 2023	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
82 months	Receive	$5,000.0	3.46%
106 months	Receive	$5,000.0	3.40%
118 months	Receive	$ 7,350.0	3.38%
A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be

4	abrdn Global Income Fund, Inc.

Loan Facilities and the Use of Leverage  (unaudited)  (concluded)

received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility.

abrdn Global Income Fund, Inc.	5

Total Investment Return   (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark and a blended benchmark for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2023.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	12.41%	-0.69%	0.33%	-2.83%	-1.34%
Market Price	22.65%	0.92%	10.52%	1.80%	0.90%
Blended Benchmark*	9.92%	-0.14%	0.35%	0.87%	1.95%
Bloomberg Global Aggregate Index[1]	8.92%	-2.31%	-3.91%	-0.93%	-0.03%

*	The blended benchmark is summarized in the table below:

Constituent Index	Weight
ICE Bank of America Merrill Lynch Australian Government Bond Index[2]	10.0%
ICE Bank of America Merrill Lynch New Zealand Government Bond Index[3]	5.0%
iBoxx Asia Government (U.S. dollar unhedged)[4]	25.0%
J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index[5]	35.0%
ICE Bank of America Global High Yield Constrained Index[6]	25.0%
Performance of a $10,000 Investment (as of April 30, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated.
{foots1}
[1]	The Bloomberg Global Aggregate Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
{foots1}
[2]	The ICE Bank of America Merrill Lynch Australian Government Bond Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.
{foots1}
[3]	The ICE Bank of America Merrill Lynch New Zealand Government Bond Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.
{foots1}
[4]	The iBoxx Asia Government (U.S. dollar unhedged) tracks the performance of local currency-denominated sovereign and quasi-sovereign debt from 11 Asian countries/territories.
{foots1}
[5]	The J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed rate, domestic currency government bonds.
{foots1}
[6]	The ICE Bank of America Global High Yield Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
6	abrdn Global Income Fund, Inc.

Total Investment Return  (unaudited)  (concluded)

abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of April 30, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnfco.com or by calling 800-522-5465.
The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended April 30, 2023 was 4.16%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2023 was 4.10%. The annualized net operating expenses, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2023, was 2.16%.
abrdn Global Income Fund, Inc.	7

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of April 30, 2023

Quality of Investments(1)
As at April 30, 2023, 8.8% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings, Inc. ("Fitch") or, if unrated, was judged to be of equivalent quality by abrdn Asia Limited (the “Investment Manager”). The following table shows the ratings of securities held by the Fund as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba %	B %	CCC/CC/C %	D %	NR %
April 30, 2023	1.6	2.2	5.0	24.4	31.9	20.2	6.6	0.0	8.1
October 31, 2022	1.7	2.6	4.9	11.9	34.9	24.1	6.9	0.2	13.5
April 30, 2022	1.8	2.4	3.1	9.6	34.3	27.9	7.8	0.2	13.6
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.
Geographic Composition
The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2023	51.2	21.6	27.2
October 31, 2022	51.3	22.2	26.5
April 30, 2022	49.8	19.7	30.5
Currency Composition
The table below shows the currency composition of the Fund’s total investments as of April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2023	77.3	13.9	8.8
October 31, 2022	82.8	12.8	4.4
April 30, 2022	77.8	15.1	7.1
8	abrdn Global Income Fund, Inc.

Portfolio Composition  (as a percentage of net assets) (unaudited)  (concluded)
As of April 30, 2023

Maturity Composition
The average maturity of the Fund’s total investments was 6.4 years at April 30, 2023, compared with 9.4 years at October 31, 2022, and 11.4 years at April 30, 2022. The following table shows the maturity composition of the Fund’s investments as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2023	28.4	17.0	35.1	19.5
October 31, 2022	26.0	17.4	35.0	21.6
April 30, 2022	20.3	17.4	34.6	26.1
Modified Duration
As of April 30, 2023, the modified duration* of the Fund was 3.1 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will increase portfolio duration.
*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.
abrdn Global Income Fund, Inc.	9

Summary of Key Rates  (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2023 compared to October 31, 2022 and April 30, 2022.
		Apr–23	Oct–22	Apr-22
Australia	90 day Bank Bills	3.68%	3.09%	0.70%
	10 yr bond	0.00%	3.14%	1.83%
	currency local per 1USD	$1.51	$1.56	$1.41
New Zealand	90 day Bank Bills	5.56%	4.10%	1.97%
	10 yr bond	4.09%	1.72%	3.64%
	currency local per 1USD	$1.62	$1.72	$1.54
Malaysia	3-month T-Bills	2.85%	2.71%	1.80%
	10 yr bond	3.73%	4.37%	4.38%
	currency local per 1USD	RM4.46	RM4.37	RM4.35
India	3-month T-Bills	6.78%	6.42%	4.04%
	10 yr bond	7.11%	7.45%	7.14%
	currency local per 1USD	₹81.84	₹82.78	₹76.44
Indonesia	3 months deposit rate	3.94%	3.55%	3.26%
	10 yr bond	6.51%	7.51%	6.97%
	currency local per 1USD	Rp14,670.00	Rp15,597.50	Rp14,497.00
Russia	Zero Cpn 3m	7.23%	7.48%	13.09%
	10 yr bond	15.99%	15.99%	15.99%
	currency local per 1USD	₽80.20	₽61.70	₽70.83
USD Denominated Bonds	Mexico	5.28%	6.48%	5.00%
	Indonesia	4.44%	23.20%	4.01%
	Argentina	23.20%	23.20%	23.20%
	Romania	4.95%	5.49%	3.45%

10	abrdn Global Income Fund, Inc.

Portfolio of Investments (unaudited)
As of April 30, 2023

Shares or Principal Amount			Value
CORPORATE BONDS—78.2%
AUSTRALIA—2.3%
Australia & New Zealand Banking Group Ltd.
(fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)		$200,000	$ 192,976
6.74%, 02/10/2038(a)(c)	AUD	1,000,000	689,965
Mineral Resources Ltd., 8.00%, 11/01/2027(a)(d)		$320,000	325,883
Total Australia			1,208,824
BAHRAIN—0.5%
Oil & Gas Holding Co. BSCC (The), 7.63%, 11/07/2024(a)		260,000	263,821
BARBADOS—0.4%
Sagicor Financial Co. Ltd., 5.30%, 05/13/2028(a)(d)		210,000	202,272
BRAZIL—1.6%
Banco do Brasil SA, (fixed rate to 04/15/2024, variable rate thereafter), 6.25%, 04/15/2024(a)(b)		620,000	562,650
BRF SA, 5.75%, 09/21/2050(a)(d)		200,000	125,024
Guara Norte Sarl, 5.20%, 06/15/2034(a)(e)		182,114	155,110
Total Brazil			842,784
CANADA—1.8%
Baytex Energy Corp., 8.50%, 04/30/2030(a)		28,000	28,149
Enerflex Ltd., 9.00%, 10/15/2027(a)(d)		169,000	168,392
GFL Environmental, Inc.
5.13%, 12/15/2026(a)(d)		23,000	22,626
4.75%, 06/15/2029(a)(d)		78,000	72,595
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter), 5.25%, 03/15/2082(a)(d)		124,000	112,034
Teck Resources Ltd., 3.90%, 07/15/2030(d)		199,000	185,366
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 04/15/2026(a)(d)		125,000	111,250
TransAlta Corp., 7.75%, 11/15/2029(d)		220,000	231,017
Total Canada			931,429
CHILE—0.9%
Corp. Nacional del Cobre de Chile, 3.75%, 01/15/2031(a)(d)		330,000	304,428
Empresa Nacional del Petroleo, 3.45%, 09/16/2031(a)(d)		200,000	168,588
Total Chile			473,016
CHINA—2.5%
China Evergrande Group, 8.75%, 06/28/2025(a)(f)(g)		200,000	13,100
China Huadian Overseas Development 2018 Ltd., (fixed rate to 06/23/2025, variable rate thereafter), 3.38%, 06/23/2025(a)(b)		200,000	191,850
Huarong Finance II Co. Ltd.
5.50%, 01/16/2025(a)		619,000	586,405
5.00%, 11/19/2025(a)		200,000	182,981
	Shares or Principal Amount		Value
Kaisa Group Holdings Ltd., 11.95%, 11/12/2023(a)(f)(g)		$200,000	$ 19,196
Logan Group Co. Ltd.
6.50%, 07/16/2023(a)(f)(g)		200,000	35,912
7.50%, 08/25/2049(a)(f)(g)		200,000	36,155
Shandong Iron & Steel Xinheng International Co. Ltd., 6.50%, 11/05/2023(a)		200,000	199,000
Sunac China Holdings Ltd., 6.80%, 10/20/2024(a)(f)(g)		200,000	40,092
Zhenro Properties Group Ltd., 6.63%, 01/07/2026(a)(f)(g)		200,000	12,000
Total China			1,316,691
COLOMBIA—1.1%
Bancolombia SA, (Fixed rate to 12/18/2024, variable rate thereafter), 4.63%, 12/18/2029(d)		200,000	170,000
Ecopetrol SA
5.38%, 06/26/2026(d)		351,000	332,485
8.88%, 01/13/2033(d)		105,000	101,804
Total Colombia			604,289
DOMINICAN REPUBLIC—0.3%
AES Espana BV, 5.70%, 05/04/2028(a)(d)		202,000	182,810
ECUADOR—0.3%
International Airport Finance SA, 12.00%, 03/15/2033(a)(d)(e)		194,529	183,050
FRANCE—0.9%
Altice France SA, 5.88%, 02/01/2027(a)	EUR	100,000	95,315
BNP Paribas SA, (Fixed rate to 02/25/2030,variable rate thereafter), 4.50%, 02/25/2030(a)(b)		$200,000	142,540
Chrome Bidco SASU, 3.50%, 05/31/2028(a)	EUR	130,000	115,519
Electricite de France SA, (fixed rate to 01/22/2026, variable rate thereafter), 5.00%, 01/22/2026(a)(b)		100,000	101,375
Total France			454,749
GEORGIA—1.0%
Bank of Georgia JSC, 6.00%, 07/26/2023(a)		$200,000	198,418
Georgian Railway JSC, 4.00%, 06/17/2028(a)		359,000	305,259
Total Georgia			503,677
GERMANY—2.5%
CT Investment GmbH, 5.50%, 04/15/2026(a)	EUR	100,000	97,207
Deutsche Bank AG
2.63%, 12/16/2024(a)	GBP	100,000	117,196
(fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(b)		100,000	97,048
Gruenenthal GmbH, 3.63%, 11/15/2026(a)	EUR	100,000	103,716
HT Troplast GmbH, 9.25%, 07/15/2025(a)		100,000	108,537
IHO Verwaltungs GmbH PIK, 8.75%, 05/15/2028(a)(d)(h)		103,347	115,484

abrdn Global Income Fund, Inc.	11

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
GERMANY (continued)
Nidda Healthcare Holding GmbH, 3.50%, 09/30/2024(a)	EUR	97,481	$ 106,340
PrestigeBidCo GmbH, 3 mo. Euribor + 6.000%, 9.18%, 07/15/2027(a)(c)		109,000	119,206
Schaeffler AG
2.88%, 03/26/2027(a)		60,000	62,346
3.38%, 10/12/2028(a)		100,000	99,251
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/2025(a)		106,000	110,330
TK Elevator Midco GmbH, 4.38%, 07/15/2027(a)		100,000	98,207
ZF Europe Finance BV, 2.50%, 10/23/2027(a)		100,000	95,759
Total Germany			1,330,627
GHANA—0.4%
Tullow Oil PLC, 7.00%, 03/01/2025(a)		$362,000	220,273
HONG KONG—1.0%
AIA Group Ltd., 5.63%, 10/25/2027(a)(d)		500,000	521,599
INDIA—2.9%
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)		200,000	198,500
HDFC Bank Ltd., 8.10%, 03/22/2025(a)	INR	30,000,000	363,246
India Green Power Holdings, 4.00%, 02/22/2027(a)(d)(e)		$200,000	174,014
Indiabulls Housing Finance Ltd. Series 6B, 9.00%, 09/26/2026	INR	50,000,000	574,809
REC Ltd., 5.25%, 11/13/2023(a)		$200,000	200,100
Total India			1,510,669
INDONESIA—1.4%
Medco Oak Tree Pte Ltd., 7.38%, 05/14/2026(a)(d)		200,000	192,026
Medco Platinum Road Pte Ltd., 6.75%, 01/30/2025(a)(d)		200,000	194,851
Perusahaan Perseroan Persero PT, Perusahaan Listrik Negara, 5.25%, 10/24/2042(a)		400,000	360,560
Total Indonesia			747,437
ISRAEL—0.9%
Energean Israel Finance Ltd., 4.88%, 03/30/2026(a)		192,000	176,880
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/2025(d)		276,000	282,260
Total Israel			459,140
ITALY—0.4%
Telecom Italia Capital SA
6.38%, 11/15/2033		140,000	125,157
7.20%, 07/18/2036		100,000	90,367
Total Italy			215,524
KAZAKHSTAN—1.6%
KazMunayGas National Co. JSC
3.50%, 04/14/2033(a)(d)		200,000	153,693
5.75%, 04/19/2047(a)		870,000	687,300
Total Kazakhstan			840,993
	Shares or Principal Amount		Value
KUWAIT—0.4%
MEGlobal Canada ULC, 5.00%, 05/18/2025(a)		$200,000	$ 198,500
LUXEMBOURG—1.9%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.25%, 10/15/2026(a)	EUR	100,000	101,267
Altice Financing SA, 5.75%, 08/15/2029(a)(d)		$204,000	162,721
Altice France Holding SA
8.00%, 05/15/2027(a)	EUR	100,000	78,530
10.50%, 05/15/2027(a)(d)		$200,000	147,696
Cidron Aida Finco Sarl, 6.25%, 04/01/2028(a)	GBP	100,000	108,009
Cullinan Holdco Scsp, 4.63%, 10/15/2026(a)	EUR	100,000	96,034
LHMC Finco 2 Sarl PIK, 7.25%, 10/02/2025(a)(h)		4,866	5,013
Matterhorn Telecom SA, 3.13%, 09/15/2026(a)		200,000	202,449
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(a)		110,000	121,815
Total Luxembourg			1,023,534
MEXICO—3.2%
BBVA Bancomer SA, 5.13%, 01/18/2033(a)		$470,000	414,688
Braskem Idesa SAPI, 6.99%, 02/20/2032(a)(d)		200,000	143,100
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), 9.13%, 03/14/2025(a)(b)		200,000	198,600
Petroleos Mexicanos
7.19%, 09/12/2024(a)	MXN	4,200,000	214,618
7.19%, 09/12/2024(a)		3,378,800	172,655
7.69%, 01/23/2050(d)		$530,000	353,252
Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2025(a)(d)		210,000	178,344
Total Mexico			1,675,257
MOROCCO—0.4%
Vivo Energy Investments BV, 5.13%, 09/24/2027(a)(d)		255,000	231,030
NETHERLANDS—1.0%
Nobel Bidco BV, 3.13%, 06/15/2028(a)	EUR	100,000	81,189
OCI NV, 3.63%, 10/15/2025(a)		90,000	96,558
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(a)(b)(i)		60,000	62,726
Summer BidCo BV PIK, 9.00%, 11/15/2025(a)(h)		104,875	96,667
UPCB Finance VII Ltd., 3.63%, 06/15/2029(a)		100,000	95,620
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)		100,000	86,369
Total Netherlands			519,129
NIGERIA—2.1%
Access Bank PLC, 6.13%, 09/21/2026(a)		$216,000	169,755
BOI Finance BV, 7.50%, 02/16/2027(a)	EUR	196,000	164,679
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(a)(d)		$230,000	202,101

12	abrdn Global Income Fund, Inc.

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

Shares or Principal Amount			Value
CORPORATE BONDS (continued)
NIGERIA (continued)
SEPLAT Energy PLC, 7.75%, 04/01/2026(a)(d)		$297,000	$ 235,794
United Bank for Africa PLC, 6.75%, 11/19/2026(a)		380,000	320,530
Total Nigeria			1,092,859
OMAN—0.4%
Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(a)		230,000	239,508
PERU—0.5%
Petroleos del Peru SA, 5.63%, 06/19/2047(a)		400,000	253,754
PHILIPPINES—0.9%
International Container Terminal Services, Inc., 4.75%, 06/17/2030(a)		260,000	244,530
Manila Water Co., Inc., 4.38%, 07/30/2030(a)		243,000	215,055
Total Philippines			459,585
REPUBLIC OF IRELAND—0.2%
Cimpress PLC, 7.00%, 06/15/2026(d)		160,000	133,955
RUSSIA—0.0%
Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2025, variable rate thereafter), 7.75%, 05/06/2025(a)(b)(f)(j)(k)		250,000	–
SAUDI ARABIA—1.7%
Saudi Arabian Oil Co., 2.88%, 04/16/2024(a)		918,000	897,352
SINGAPORE—1.1%
DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2028(a)(c)(d)		200,000	198,858
Puma International Financing SA, 5.00%, 01/24/2026(a)		210,000	188,658
Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(a)		210,000	197,993
Total Singapore			585,509
SOUTH AFRICA—2.9%
Eskom Holdings SOC Ltd.
7.13%, 02/11/2025(a)		410,000	399,340
0.00%, 12/31/2032(g)(l)	ZAR	28,700,000	325,557
Liquid Telecommunications Financing PLC, 5.50%, 09/04/2026(a)(d)		$446,000	265,370
Sasol Financing USA LLC, 5.50%, 03/18/2031(d)		400,000	331,187
Transnet SOC Ltd., 8.25%, 02/06/2028(a)		200,000	197,920
Total South Africa			1,519,374
SPAIN—1.3%
Banco Bilbao Vizcaya Argentaria SA, (fixed rate to 03/05/2025, variable rate thereafter), Series 9, 6.50%, 03/05/2025(b)		200,000	182,386
Banco de Sabadell SA FRN, (fixed rate to 06/16/2027, variable rate thereafter), 0.88%, 06/16/2028(a)	EUR	100,000	90,851
	Shares or Principal Amount		Value
Cellnex Finance Co. SA
1.50%, 06/08/2028(a)	EUR	100,000	$ 96,101
2.00%, 09/15/2032(a)(d)		100,000	87,428
Cirsa Finance International Sarl, 6.25%, 12/20/2023(a)		28,959	31,791
Lorca Telecom Bondco SA, 4.00%, 09/18/2027(a)		100,000	101,167
Unicaja Banco SA FRN, (fixed rate to 11/05/2026, variable rate thereafter), 7.25%, 11/15/2027(a)		100,000	111,413
Total Spain			701,137
SWEDEN—0.4%
Intrum AB, 4.88%, 08/15/2025(a)		100,000	99,380
Verisure Holding AB, 3.88%, 07/15/2026(a)		100,000	101,375
Total Sweden			200,755
SWITZERLAND—0.5%
Consolidated Energy Finance SA, 5.63%, 10/15/2028(a)(d)		$150,000	131,847
Dufry One BV, 2.50%, 10/15/2024(a)	EUR	100,000	107,984
Total Switzerland			239,831
TANZANIA—0.4%
HTA Group Ltd., 7.00%, 12/18/2025(a)(d)		$200,000	188,200
TRINIDAD—0.6%
Heritage Petroleum Co. Ltd., 9.00%, 08/12/2029(a)(d)		291,000	301,074
UKRAINE—0.6%
Kernel Holding SA, 6.75%, 10/27/2027(a)(d)(g)		206,000	118,965
MHP Lux SA, 6.95%, 04/03/2026(a)(g)		218,000	111,180
NPC Ukrenergo, 6.88%, 11/09/2028(a)(f)(g)		200,000	32,000
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2026(a)(f)(g)		200,000	38,000
Total Ukraine			300,145
UNITED ARAB EMIRATES—0.4%
MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)		200,000	195,162
UNITED KINGDOM—2.2%
Bellis Acquisition Co. PLC, 4.50%, 02/16/2026(a)	GBP	124,000	130,708
Ithaca Energy North Sea PLC, 9.00%, 07/15/2026(a)(d)		$200,000	192,526
Jerrold Finco PLC, 4.88%, 01/15/2026(a)	GBP	100,000	110,027
Phoenix Group Holdings PLC, 6.63%, 12/18/2025(a)		150,000	188,888
Pinewood Finance Co. Ltd., 3.25%, 09/30/2025(a)		100,000	117,632
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(a)		200,000	205,965
Vodafone Group PLC, (fixed rate to 07/03/2024, variable rate thereafter), 6.25%, 10/03/2078(a)(c)(d)		$200,000	195,000
Total United Kingdom			1,140,746

abrdn Global Income Fund, Inc.	13

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES—30.0%
Academy Ltd., 6.00%, 11/15/2027(a)(d)		$169,000	$ 165,991
ACI Worldwide, Inc., 5.75%, 08/15/2026(a)(d)		229,000	228,141
Adams Homes, Inc., 7.50%, 02/15/2025(a)(d)		163,000	153,693
Adient Global Holdings Ltd.
3.50%, 08/15/2024(a)	EUR	17,635	19,067
7.00%, 04/15/2028(a)		$45,000	46,144
8.25%, 04/15/2031(a)		45,000	46,094
Affinity Interactive, 6.88%, 12/15/2027(a)(d)		182,000	163,707
ASP Unifrax Holdings, Inc., 5.25%, 09/30/2028(a)(d)		70,000	57,681
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.38%, 03/01/2029(a)(d)		100,000	90,711
Ball Corp.
2.88%, 08/15/2030(d)		137,000	114,776
3.13%, 09/15/2031(d)		34,000	28,317
Builders FirstSource, Inc., 4.25%, 02/01/2032(a)(d)		110,000	96,380
Caesars Entertainment, Inc., 7.00%, 02/15/2030(a)(d)		4,000	4,036
Carnival Corp.
10.50%, 02/01/2026(a)(d)		21,000	21,922
6.00%, 05/01/2029(a)(d)		56,000	43,954
CCM Merger, Inc., 6.38%, 05/01/2026(a)(d)		151,000	147,602
CCO Holdings LLC / CCO Holdings Capital Corp.
5.38%, 06/01/2029(a)(d)		38,000	34,850
4.25%, 02/01/2031(a)(d)		99,000	81,082
4.75%, 02/01/2032(a)(d)		63,000	52,131
4.25%, 01/15/2034(a)(d)		486,000	370,206
Cedar Fair LP, 5.25%, 07/15/2029(d)		74,000	68,838
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/01/2028(d)		70,000	69,163
Celanese US Holdings LLC
6.17%, 07/15/2027(d)		86,000	87,053
6.38%, 07/15/2032(d)		36,000	36,508
Centene Corp.
4.25%, 12/15/2027(d)		23,000	21,979
4.63%, 12/15/2029(d)		39,000	36,758
3.38%, 02/15/2030(d)		233,000	205,638
Chart Industries, Inc.
7.50%, 01/01/2030(a)(d)		93,000	95,790
9.50%, 01/01/2031(a)(d)		20,000	21,175
Cheniere Energy Partners LP
4.50%, 10/01/2029(d)		189,000	177,818
4.00%, 03/01/2031(d)		64,000	57,243
Clarios Global LP / Clarios US Finance Co., 6.75%, 05/15/2028(a)		87,000	87,337
Clean Harbors, Inc.
4.88%, 07/15/2027(a)(d)		233,000	225,549
5.13%, 07/15/2029(a)(d)		16,000	15,373
6.38%, 02/01/2031(a)(d)		29,000	29,587
	Shares or Principal Amount		Value
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(a)		$83,000	$ 80,675
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)(d)		37,000	34,020
6.50%, 10/15/2028(a)(d)		104,000	91,000
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(a)(d)		87,000	65,468
CSC Holdings LLC
6.50%, 02/01/2029(a)(d)		200,000	166,987
5.75%, 01/15/2030(a)(d)		200,000	102,069
Darling Ingredients, Inc., 6.00%, 06/15/2030(a)(d)		162,000	160,261
DISH Network Corp., 11.75%, 11/15/2027(a)(d)		105,000	99,188
Encore Capital Group, Inc., 4.88%, 10/15/2025(a)	EUR	100,000	100,594
EnLink Midstream LLC, 6.50%, 09/01/2030(a)(d)		$118,000	119,200
EnLink Midstream Partners LP, 5.45%, 06/01/2047(d)		94,000	78,490
Ford Motor Co.
6.63%, 10/01/2028		44,000	44,790
9.63%, 04/22/2030(d)		148,000	172,103
Ford Motor Credit Co. LLC
4.54%, 03/06/2025	GBP	211,000	253,531
2.39%, 02/17/2026	EUR	100,000	102,036
Frontier Communications Holdings LLC
6.00%, 01/15/2030(a)(d)		$60,000	45,895
8.75%, 05/15/2030(a)(d)		83,000	82,095
8.63%, 03/15/2031(a)(d)		63,000	61,386
GLP Capital, LP/GLP Financing II, Inc. REIT, 5.75%, 06/01/2028(d)		137,000	134,846
Goodyear Europe BV, 2.75%, 08/15/2028(a)(d)	EUR	116,000	106,353
Goodyear Tire & Rubber Co. (The)
9.50%, 05/31/2025(d)		$230,000	235,457
5.00%, 07/15/2029(d)		120,000	106,075
Graphic Packaging International LLC, 3.75%, 02/01/2030(a)(d)		463,000	413,887
HCA, Inc.
5.88%, 02/15/2026(d)		114,000	115,774
5.63%, 09/01/2028(d)		337,000	344,008
Hess Midstream Operations LP
4.25%, 02/15/2030(a)(d)		129,000	114,693
5.50%, 10/15/2030(a)(d)		20,000	18,614
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/2029(a)(d)		150,000	140,139
Howmet Aerospace, Inc.
6.88%, 05/01/2025(d)		7,000	7,209
3.00%, 01/15/2029(d)		370,000	332,039
5.95%, 02/01/2037		76,000	77,335
Hyundai Capital America, 6.38%, 04/08/2030(a)(d)		200,000	210,393
International Game Technology PLC, 3.50%, 06/15/2026(a)	EUR	179,000	191,323
IQVIA, Inc., 1.75%, 03/15/2026(a)(d)		125,000	126,965

14	abrdn Global Income Fund, Inc.

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Iron Mountain, Inc.
5.25%, 03/15/2028(a)(d)		$140,000	$ 134,661
5.00%, 07/15/2028(a)(d)		23,000	21,648
4.88%, 09/15/2029(a)(d)		60,000	54,724
5.25%, 07/15/2030(a)(d)		122,000	112,365
ITT Holdings LLC, 6.50%, 08/01/2029(a)(d)		179,000	148,618
JPMorgan Chase & Co. Series CC, (fixed rate to 11/01/2022, variable rate thereafter), 7.88%, 08/01/2023(b)		180,000	178,578
JPMorgan Chase Bank NA, 11.67%, 11/27/2023(a)(g)	UAH	10,041,000	216,289
Lennar Corp., 4.88%, 12/15/2023(d)		$280,000	279,436
Level 3 Financing, Inc., 10.50%, 05/15/2030(a)(d)		102,000	97,645
Macy's Retail Holdings LLC
5.88%, 04/01/2029(a)(d)		139,000	127,328
5.88%, 03/15/2030(a)(d)		3,000	2,664
6.13%, 03/15/2032(a)(d)		9,000	7,878
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)(d)		175,000	138,250
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/2027(a)(d)		48,000	45,552
McAfee Corp., 7.38%, 02/15/2030(a)(d)		124,000	102,932
MGM Resorts International, 5.75%, 06/15/2025(d)		113,000	112,705
Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2027(a)(d)		77,000	71,303
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2030(a)(d)		236,000	198,240
NCL Corp. Ltd.
5.88%, 02/15/2027(a)(d)		87,000	82,065
8.38%, 02/01/2028(a)(d)		34,000	34,203
7.75%, 02/15/2029(a)(d)		41,000	34,716
Neptune Bidco US, Inc., 9.29%, 04/15/2029(a)(d)		85,000	80,006
Netflix, Inc.
4.63%, 05/15/2029	EUR	134,000	150,839
6.38%, 05/15/2029		$63,000	68,071
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)(d)		87,000	77,865
Noble Finance II LLC, 8.00%, 04/15/2030(a)		98,000	100,354
Novelis Corp., 3.25%, 11/15/2026(a)(d)		163,000	149,221
NRG Energy, Inc.
3.38%, 02/15/2029(a)(d)		15,000	12,702
5.25%, 06/15/2029(a)(d)		134,000	123,603
3.63%, 02/15/2031(a)(d)		202,000	163,516
3.88%, 02/15/2032(a)(d)		68,000	54,907
Occidental Petroleum Corp.
5.50%, 12/01/2025(d)		26,000	26,082
5.55%, 03/15/2026(d)		22,000	22,185
6.38%, 09/01/2028(d)		43,000	44,847
6.63%, 09/01/2030(d)		46,000	49,105
6.45%, 09/15/2036		130,000	137,962
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 2.88%, 04/30/2028(a)	EUR	196,000	186,592
	Shares or Principal Amount	Value
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
7.50%, 06/01/2025(a)(d)	$29,000	$ 29,145
4.88%, 05/15/2029(a)(d)	82,000	70,930
Perrigo Finance Unlimited Co., 4.40%, 06/15/2030(d)	200,000	180,499
Post Holdings, Inc.
5.63%, 01/15/2028(a)(d)	70,000	68,397
5.50%, 12/15/2029(a)(d)	120,000	114,137
Royal Caribbean Cruises Ltd.
11.50%, 06/01/2025(a)(d)	33,000	35,021
3.70%, 03/15/2028(d)	136,000	110,492
Sabre GLBL, Inc.
7.38%, 09/01/2025(a)(d)	94,000	83,543
11.25%, 12/15/2027(a)(d)	41,000	36,029
Sealed Air Corp.
5.00%, 04/15/2029(a)(d)	72,000	69,010
6.88%, 07/15/2033(a)	44,000	46,741
Six Flags Entertainment Corp., 5.50%, 04/15/2027(a)(d)	116,000	110,860
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(a)(d)	105,000	106,285
Southwestern Energy Co., 4.75%, 02/01/2032(d)	170,000	149,898
Sprint Capital Corp.
6.88%, 11/15/2028	61,000	65,763
8.75%, 03/15/2032	224,000	273,799
Staples, Inc., 7.50%, 04/15/2026(a)(d)	145,000	122,284
Starwood Property Trust, Inc., 3.63%, 07/15/2026(a)(d)	128,000	110,213
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)(d)	191,000	166,294
Talen Energy Supply LLC, 8.63%, 06/01/2030(a)	64,000	64,000
Tempur Sealy International, Inc., 3.88%, 10/15/2031(a)(d)	123,000	101,974
Tenet Healthcare Corp.
4.63%, 07/15/2024(d)	127,000	125,908
6.13%, 10/01/2028(d)	49,000	47,540
TransDigm, Inc., 6.75%, 08/15/2028(a)(d)	118,000	119,834
Travel & Leisure Co.
5.65%, 04/01/2024(d)	115,000	114,264
6.00%, 04/01/2027(d)	80,000	78,700
4.63%, 03/01/2030(a)(d)	25,000	21,563
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(a)	5,000	5,120
Turning Point Brands, Inc., 5.63%, 02/15/2026(a)(d)	108,000	98,820
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 10.50%, 02/15/2028(a)(d)	81,000	77,509
Univision Communications, Inc.
6.63%, 06/01/2027(a)(d)	97,000	93,398
7.38%, 06/30/2030(a)(d)	22,000	21,110

abrdn Global Income Fund, Inc.	15

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

Shares or Principal Amount			Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029(a)(d)		$73,000	$ 65,569
6.25%, 01/15/2030(a)(d)		114,000	115,597
4.13%, 08/15/2031(a)(d)		145,000	128,449
3.88%, 11/01/2033(a)(d)		98,000	82,635
Viatris, Inc., 2.70%, 06/22/2030(d)		258,000	210,203
Viking Cruises Ltd., 13.00%, 05/15/2025(a)(d)		65,000	68,413
Viper Energy Partners LP, 5.38%, 11/01/2027(a)(d)		117,000	113,098
Vistra Operations Co. LLC, 4.38%, 05/01/2029(a)(d)		126,000	112,651
Warnermedia Holdings, Inc., 3.79%, 03/15/2025(a)(d)		93,000	90,109
Weatherford International Ltd., 8.63%, 04/30/2030(a)(d)		97,000	98,806
Western Midstream Operating LP
3.95%, 06/01/2025(d)		142,000	136,754
4.65%, 07/01/2026(d)		84,000	81,665
6.15%, 04/01/2033		114,000	115,916
Wolverine World Wide, Inc., 4.00%, 08/15/2029(a)(d)		113,000	93,931
Total United States			15,819,725
ZAMBIA—0.4%
First Quantum Minerals Ltd., 7.50%, 04/01/2025(a)		230,000	229,414
Total Corporate Bonds			41,159,209
GOVERNMENT BONDS—41.6%
ANGOLA—1.0%
Angolan Government International Bond, 9.13%, 11/26/2049(a)		701,000	522,164
ARGENTINA—1.6%
Argentine Republic Government International Bond
1.00%, 07/09/2029(d)(e)		71,292	16,751
1.50%, 07/09/2035(d)(e)(i)		449,075	99,347
3.88%, 01/09/2038(d)(e)(i)		1,609,200	442,094
1.50%, 07/09/2046(d)(e)(i)		1,293,010	293,806
Total Argentina			851,998
AUSTRALIA—3.4%
Australia Government Bond Series 154, 2.75%, 11/21/2029(a)	AUD	1,700,000	1,096,393
Queensland Treasury Corp., 3.50%, 08/21/2030(a)		1,100,000	718,445
Total Australia			1,814,838
BAHRAIN—1.4%
Bahrain Government International Bond
4.25%, 01/25/2028(a)		$390,000	359,287
5.45%, 09/16/2032(a)		229,000	204,360
6.25%, 01/25/2051(a)		210,000	164,313
Total Bahrain			727,960
BELARUS—0.0%
Republic of Belarus Ministry of Finance, 5.88%, 02/24/2026(g)(k)		–	–
	Shares or Principal Amount		Value
BRAZIL—4.1%
Brazil Notas do Tesouro Nacional
Series NTNF, 10.00%, 01/01/2027	BRL	2,076,000	$ 394,743
Series NTNF, 10.00%, 01/01/2029		7,434,000	1,366,853
Brazilian Government International Bond, 7.13%, 01/20/2037		$370,000	394,854
Total Brazil			2,156,450
CHILE—0.7%
Chile Government International Bond, 4.34%, 03/07/2042(d)		386,000	349,809
COLOMBIA—1.2%
Colombia Government International Bond
9.85%, 06/28/2027	COP	2,385,000,000	470,873
5.20%, 05/15/2049(d)		$200,000	134,515
Total Colombia			605,388
DOMINICAN REPUBLIC—2.7%
Dominican Republic International Bond
9.75%, 06/05/2026(a)	DOP	15,300,000	278,207
5.50%, 02/22/2029(a)(d)		$200,000	190,313
5.88%, 01/30/2060(a)		1,230,000	937,177
Total Dominican Republic			1,405,697
EGYPT—0.8%
Egypt Government International Bond
7.63%, 05/29/2032(a)		400,000	223,882
7.90%, 02/21/2048(a)		426,000	214,214
Total Egypt			438,096
GEORGIA—0.5%
Georgia Government International Bond, 2.75%, 04/22/2026(a)		306,000	274,340
GHANA—0.3%
Ghana Government International Bond, 7.63%, 05/16/2029(a)(e)		385,000	140,892
HUNGARY—0.6%
Hungary Government Bond Series 24/C, 2.50%, 10/24/2024	HUF	128,420,000	329,706
INDONESIA—6.6%
Indonesia Government International Bond
3.50%, 01/11/2028		$650,000	626,689
7.75%, 01/17/2038(a)		100,000	126,976
3.70%, 10/30/2049		1,180,000	941,898
Indonesia Treasury Bond
Series FR63, 5.63%, 05/15/2023	IDR	2,600,000,000	177,117
Series FR77, 8.13%, 05/15/2024		14,800,000,000	1,028,645
Series FR81, 6.50%, 06/15/2025		780,000,000	53,491
Series FR82, 7.00%, 09/15/2030		341,000,000	23,856
Series FR83, 7.50%, 04/15/2040		6,535,000,000	468,088
Total Indonesia			3,446,760
IRAQ—0.6%
Iraq International Bond
5.80%, 01/15/2028(a)(d)(e)		$156,250	145,735
5.80%, 01/15/2028(a)		156,250	145,734
Total Iraq			291,469

16	abrdn Global Income Fund, Inc.

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Shares or Principal Amount		Value
GOVERNMENT BONDS (continued)
IVORY COAST—0.6%
Ivory Coast Government International Bond, 6.63%, 03/22/2048(a)(e)	EUR	444,000	$ 327,598
MALAYSIA—1.7%
Malaysia Government Bond
Series 0411, 4.23%, 06/30/2031	MYR	1,100,000	253,080
Series 0419, 3.83%, 07/05/2034		800,000	177,734
Series 0519, 3.76%, 05/22/2040		1,000,000	214,755
Series 0120, 4.07%, 06/15/2050		1,100,000	237,536
Total Malaysia			883,105
MEXICO—2.1%
Mexican Bonos
Series M, 5.75%, 03/05/2026	MXN	6,120,200	308,211
Series M, 7.75%, 11/13/2042		16,497,100	799,663
Total Mexico			1,107,874
MOROCCO—0.6%
Morocco Government International Bond, 2.38%, 12/15/2027(a)		$328,000	290,388
NIGERIA—0.5%
Nigeria Government International Bond
7.14%, 02/23/2030(a)		200,000	149,308
7.63%, 11/28/2047(a)		200,000	124,362
Total Nigeria			273,670
OMAN—2.6%
Oman Government International Bond, 7.00%, 01/25/2051(a)		1,400,000	1,387,750
PERU—2.0%
Peruvian Government International Bond, 6.90%, 08/12/2037(a)	PEN	4,138,000	1,049,846
POLAND—0.6%
Republic of Poland Government Bond Series 0432, 1.75%, 04/25/2032	PLN	1,894,000	327,460
QATAR—1.0%
Qatar Government International Bond, 4.40%, 04/16/2050(a)		$576,000	539,280
REPUBLIC OF KOREA—0.6%
Industrial Bank of Korea, 5.13%, 10/25/2024(a)		300,000	301,227
RWANDA—0.5%
Rwanda International Government Bond, 5.50%, 08/09/2031(a)		400,000	287,091
SAUDI ARABIA—0.8%
Saudi Government International Bond, 4.38%, 04/16/2029(a)		410,000	412,667
TURKEY—0.5%
Turkey Government International Bond, 9.88%, 01/15/2028		279,000	288,224
URUGUAY—1.3%
Uruguay Government International Bond
4.38%, 12/15/2028(e)	UYU	11,490,593	310,329
7.88%, 01/15/2033		$165,000	206,939
7.63%, 03/21/2036(e)		146,000	184,996
Total Uruguay			702,264
Shares or Principal Amount		Value
UZBEKISTAN—0.7%
National Bank of Uzbekistan, 4.85%, 10/21/2025(a)	$200,000	$ 184,500
Republic of Uzbekistan International Bond, 3.70%, 11/25/2030(a)	252,000	205,695
Total Uzbekistan		390,195
Total Government Bonds		21,924,206
WARRANTS—0.0%
BRAZIL—0.0%
OAS SA(g)(j)(m)	61,465	–
UNITED STATES—0.0%
Delco, Series A(g)(j)(m)	73,666	–
Total Warrants		–
SHORT-TERM INVESTMENT—8.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(n)	4,507,658	4,507,657
Total Short-Term Investment		4,507,657
Total Investments (Cost $76,193,104)(o)—128.4%		67,591,072
Liabilities in Excess of Other Assets—(28.4%)		(14,951,016)
Net Assets—100.0%		$52,640,056

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual maturity. Maturity date presented represents the next call date.
(c)	Variable or Floating Rate security. Rate disclosed is as of April 30, 2023.
(d)	The maturity date presented for these instruments represents the next call/put date.
(e)	Sinkable security.
(f)	Security is in default.
(g)	Illiquid security.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Step bond. Rate disclosed is as of April 30, 2023.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(k)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Directors. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2023.
(l)	Zero coupon bond. Rate represents yield to maturity.
(m)	Non-income producing security.
(n)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(o)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD	Australian Dollar
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	Euro Currency
FRN	Floating Rate Note
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah

abrdn Global Income Fund, Inc.	17

Portfolio of Investments (unaudited)  (concluded)
As of April 30, 2023

INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PIK	Payment-In-Kind
PLC	Public Limited Company
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
UAH	Ukraine Hryvna
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

At April 30, 2023, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Renminbi/United States Dollar
05/19/2023	Morgan Stanley & Co.	CNY	17,905,483	USD	2,612,704	$ 2,589,982	$ (22,722)
05/24/2023	UBS AG	CNY	17,905,483	USD	2,605,870	2,591,036	(14,834)
Indonesian Rupiah/United States Dollar
06/26/2023	Citibank N.A.	IDR	31,055,400,000	USD	2,077,285	2,116,437	39,152
Singapore Dollar/United States Dollar
05/19/2023	Citibank N.A.	SGD	5,428,895	USD	4,068,009	4,070,695	2,686
South Korean Won/United States Dollar
06/15/2023	UBS AG	KRW	3,476,568,000	USD	2,672,932	2,606,028	(66,904)
						$13,974,178	$(62,622)

Sale Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
05/19/2023	Deutsche Bank AG	USD	1,261,792	GBP	1,010,674	$ 1,270,623	$ (8,831)
United States Dollar/Chinese Renminbi
05/24/2023	Morgan Stanley & Co.	USD	2,613,512	CNY	17,905,483	2,591,036	22,476
United States Dollar/Euro
05/19/2023	JPMorgan Chase Bank N.A.	USD	122,764	EUR	111,100	122,534	230
05/19/2023	Morgan Stanley & Co.	USD	4,435,580	EUR	4,056,933	4,474,459	(38,879)
						$8,458,652	$(25,004)
Unrealized appreciation on forward foreign currency exchange contracts							$ 64,544
Unrealized depreciation on forward foreign currency exchange contracts							$(152,170)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2023, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Paid Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
USD	7,350,000	03/17/2033	UBS AG	Receive	12-month SOFR	3.38%	Annually	$-	$ (114,932)	$ (114,932)
USD	5,000,000	03/17/2030	UBS AG	Receive	12-month SOFR	3.46%	Annually	-	(62,649)	(62,649)
USD	5,000,000	03/17/2032	UBS AG	Receive	12-month SOFR	3.40%	Annually	-	(74,769)	(74,769)
								$-	$(252,350)	$(252,350)

See Notes to Financial Statements.
18	abrdn Global Income Fund, Inc.

Statement of Assets and Liabilities  (unaudited)
As of April 30, 2023

Assets
Investments, at value (cost $71,685,447)	$ 63,083,415
Short-term investments, at value (cost $4,507,657)	4,507,657
Foreign currency, at value (cost $270,793)	240,302
Cash	13,194
Cash at broker for interest rate swaps	894,626
Cash at broker for forward foreign currency contracts	60,000
Receivable for investments sold	169,401
Interest and dividends receivable	1,163,358
Receivable for common shares issued	223,158
Unrealized appreciation on forward foreign currency exchange contracts	64,544
Variation margin receivable for centrally cleared swaps	191,254
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	129,341
Prepaid expenses in connection with the shelf registration (Note 5)	51,235
Prepaid expenses in connection with revolving credit facility (Note 7)	36,785
Prepaid expenses	3,884
Total assets	70,832,154
Liabilities
Revolving credit facility payable (Note 7)	17,350,000
Payable for investments purchased	465,473
Unrealized depreciation on forward foreign currency exchange contracts	152,170
Interest payable on bank loan	72,419
Investment management fees payable (Note 3)	37,170
Cash collateral due to broker	10,000
Investor relations fees payable (Note 3)	9,275
Administration fees payable (Note 3)	7,148
Deferred foreign capital gains tax (Note 2j)	1,656
Other accrued expenses	86,787
Total liabilities	18,192,098

Net Assets	$52,640,056
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 12,789
Paid-in capital in excess of par	75,889,462
Distributable accumulated loss	(23,262,195)
Net Assets	$52,640,056
Net asset value per share based on 12,788,980 shares issued and outstanding	$ 4.12(a)

(a)	The NAV shown above differs from the traded NAV on April 30, 2023 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.
abrdn Global Income Fund, Inc.	19

Statement of Operations  (unaudited)
For the Six-Months Ended April 30, 2023

Net Investment Income
Investment Income:
Interest and amortization of discount and premium (net of foreign withholding taxes of $6,615)	$ 2,199,575
Total investment income	2,199,575
Expenses:
Investment management fee (Note 3)	216,869
Directors' fees and expenses	96,026
Independent auditors’ fees and expenses	44,328
Administration fee (Note 3)	41,705
Bank loan fees and expenses	36,909
Investor relations fees and expenses (Note 3)	27,470
Reports to shareholders and proxy solicitation	21,191
Custodian’s fees and expenses	17,735
Transfer agent’s fees and expenses	13,498
Insurance expense	7,633
Legal fees and expenses	7,053
Miscellaneous	20,703
Total operating expenses, excluding interest expense	551,120
Interest expense (Note 7)	477,951
Total operating expenses before reimbursed/waived expenses	1,029,071
Less: Investor relations fee waiver (Note 3)	(15,090)
Net expenses	1,013,981

Net Investment Income/(Loss)	1,185,594
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $(287) capital gains tax)	(1,443,511)
Interest rate swaps	1,033
Forward foreign currency exchange contracts	(472,651)
Foreign currency transactions	(26,918)
(1,942,047)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $1,361)	4,166,436
Interest rate swaps	(252,350)
Forward foreign currency exchange contracts	525,918
Foreign currency translation	1,266,768
5,706,772
Net realized and unrealized gain from investments, interest rate swaps, forward foreign currency exchange contracts and foreign currencies	3,764,725
Change in Net Assets Resulting from Operations	$4,950,319

See Notes to Financial Statements.
20	abrdn Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2023 (unaudited)	For the Year Ended October 31, 2022
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 1,185,594	$ 2,459,102
Net realized loss from investments, interest rate swaps, forward foreign currency exchange contracts and foreign currency transactions	(1,942,047)	(4,489,942)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps, forward foreign currency exchange contracts and foreign currency translation	5,706,772	(13,883,934)
Net increase/(decrease) in net assets resulting from operations	4,950,319	(15,914,774)
Distributions to Shareholders From:
Distributable earnings	(5,036,229)	(1,030,650)
Return of capital	–	(7,146,830)
Net decrease in net assets from distributions	(5,036,229)	(8,177,480)
Proceeds from at-the-market offering resulting in the issuance of 1,771,674 and 2,114,574 shares of common stock, respectively	8,980,220	12,183,264
Expenses in connection with the at-the-market stock offering (Note 5)	(85,545)	(99,522)
Expenses in connection with the shelf offering (Note 5)	(18,149)	(17,907)
Reinvestment of dividends resulting in the issuance of 14,532 and 25,019 shares of common stock, respectively	71,401	138,357
Change in net assets from capital transactions	8,947,927	12,204,192
Change in net assets	8,862,017	(11,888,062)
Net Assets:
Beginning of period	43,778,039	55,666,101
End of period	$52,640,056	$43,778,039
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Global Income Fund, Inc.	21

Statement of Cash Flows  (unaudited)
For the Six-Months Ended  April 30, 2023

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 4,950,319
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(12,768,443)
Investments sold and principal repayments	9,568,365
Decrease in short-term investments, excluding foreign government	161,868
Net amortization/accretion of premium (discount)	(111,329)
Increase in receivable for common shares sold	(211,513)
Increase in cash due to broker	10,000
Decrease in cash due to broker for forward foreign currency exchange contracts	(40,000)
Increase in interest and dividends receivable	(125,863)
Net change unrealized appreciation on forward foreign currency exchange contracts	(525,918)
Decrease in prepaid expenses	29,284
Increase in interest payable on bank loan	17,795
Increase in accrued investment management fees payable	3,505
Increase in other accrued expenses	32,703
Net change in unrealized appreciation of investments	(4,166,436)
Net change in unrealized appreciation on foreign currency translations	(1,266,768)
Net realized loss on investments transactions	1,443,511
Total Cash flows from operating activities	(2,998,920)
Cash flows from financing activities:
Distributions paid to shareholders	(5,036,229)
Proceeds from stock offering	8,980,220
Proceeds from reinvestment of dividends	$ 71,401
Net cash paid (received) for swap contracts	(191,254)
Expenses in connection with the at-the-market and shelf offering	(103,694)
Net cash used in financing activities	3,720,444
Effect of exchange rate on cash	(5,240)
Net change in cash	716,284
Unrestricted and restricted cash and foreign currency, beginning of year	491,838
Unrestricted and restricted cash and foreign currency, end of year	$ 1,208,122
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	460,156
See Notes to Financial Statements.
22	abrdn Global Income Fund, Inc.

Statement of Cash Flows  (unaudited)  (concluded)
For the Six-Months Ended  April 30, 2023

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Cash	$ 13,194	$ 28,548
Foreign currency, at value	240,302	143,290
Cash at broker for interest rate swaps	894,626	–
Cash at broker for forward foreign currency contracts	60,000	320,000
	$1,208,122	$491,838
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Global Income Fund, Inc.	23

Financial Highlights

	For the Six-Months Ended April 30,	For the Fiscal Years Ended October 31,
	2023 (unaudited)	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$3.98	$6.28	$6.55	$7.83	$7.99	$9.17
Net investment income	0.10	0.25	0.31	0.32	0.35	0.44
Net realized and unrealized gains/(losses) on investments, interestrate swaps, futures contracts and foreign currency transactions	0.35	(1.92)	0.22	(0.76)	0.33	(0.78)
Total from investment operations applicable to common shareholders	0.45	(1.67)	0.53	(0.44)	0.68	(0.34)
Distributions to common shareholders from:
Net investment income	(0.42)	(0.10)	(0.21)	(0.17)	(0.36)	(0.16)
Return of capital	–	(0.74)	(0.63)	(0.67)	(0.48)	(0.68)
Total distributions	(0.42)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Capital Share Transactions:
Impact of shelf offering	0.11	0.21	0.04	–	–	–
Net asset value per common share, end of period	$4.12	$3.98	$6.28	$6.55	$7.83	$7.99
Market price, end of period	$5.07	$4.50	$8.35	$6.80	$8.41	$8.22
Total Investment Return Based on(b):
Market price	22.65%	(37.38%)	36.38%	(8.35%)	13.46%	1.27%
Net asset value	12.69%(c)	(26.36%)	6.49%	(5.18%)	8.68%	(3.81%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$52,640	$43,778	$55,666	$57,148	$68,335	$69,693
Average net assets applicable to common shareholders (000 omitted)	$49,932	$48,635	$58,918	$60,738	$69,229	$76,372
Net operating expenses, net of fee waivers	4.10%(d)	3.11%	2.62%	2.89%	3.45%	3.03%
Net operating expenses, excluding fee waivers	4.16%(d)	3.18%	2.66%	2.93%	3.46%	3.06%
Net operating expenses, excluding interest expense, net of fee waivers	2.16%(d)	2.25%	2.19%	2.11%	2.04%	1.89%
Net Investment income	4.79%(d)	5.06%	4.57%	4.63%	4.47%	5.04%
Portfolio turnover	15%(e)	39%	44%	75%	59%	45%
Revolving credit facility outstanding (000 omitted)	$17,350	$17,350	$21,900	$20,300	$29,300	$28,600
Asset coverage ratio on revolving credit facility at period end	403%	352%	354%	382%	333%	344%
Asset coverage per $1,000 on revolving credit facility at periodend(f)	$4,034	$3,523	$3,542	$3,815	$3,332	$3,437

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends,capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s netasset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments. See Notes to Financial Statements.
24	abrdn Global Income Fund, Inc.

Financial Highlights  (concluded)

(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.
Amounts listed as “–” are $0 or round to $0.
See Notes to FinancialStatements.
abrdn Global Income Fund, Inc.	25

Notes to  Financial Statements (unaudited)
April 30, 2023

1.  Organization
abrdn Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund's Board of Directors (the "Board") upon 60 days prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries and/or regions contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2023, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, the United Kingdom and the United States. New Zealand was added to the FTSE World Government Bond Index in November 2022. “Investment Grade Developing Markets” are those countries and/or regions whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by S&P Global Ratings ("S&P") or comparably rated by another appropriate nationally or internationally recognized ratings agency. As of April 30, 2023, “Investment Grade Developing Markets” are comprised of the following countries and/or regions: Andorra, Aruba, Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Estonia, Hungary, Iceland, India, Indonesia, Isle of Man, Jersey, Kazakhstan, Kuwait, Latvia, Liechtenstein, Lithuania, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Republic of Korea (South Korea), Romania, Russia, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates and Uruguay. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are

26	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily.
The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the  Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

abrdn Global Income Fund, Inc.	27

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Corporate Bonds	$ –	$ 41,159,209	$–	$ 41,159,209
Government Bonds	–	21,924,206	–	21,924,206
Warrants	–	–	–	–
Short-Term Investment	4,507,657	–	–	4,507,657
Total Investments	$4,507,657	$63,083,415	$–	$67,591,072
Other Financial Instruments
Foreign Currency Exchange Contracts	$ –	$ 64,544	$–	$ 64,544
Total Assets	$4,507,657	$63,147,959	$–	$67,655,616
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$ –	$ (252,350)	$–	$ (252,350)
Foreign Currency Exchange Contracts	–	(152,170)	–	(152,170)
Total Liabilities	$ –	$ (404,520)	$–	$ (404,520)
Amounts listed as “–” are $0 or round to $0.
During the six-month period ended April 30, 2023, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2023 is not presented. The valuation technique used at April 30, 2023 was fair valuation at zero pursuant to procedures approved by the Fund’s Board of Directors.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the
Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

28	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the
Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the six-month period ended April 30, 2023, the Fund used forward contracts to hedge its currency exposure.
 While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade

abrdn Global Income Fund, Inc.	29

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.
Interest Rate Swaps
The Fund may use interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$ –	$ 64,544	$–	$–	$–	$–	$ 64,544
Total	$ –	$64,544	$–	$–	$–	$–	$ 64,544
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$ –	$ 152,170	$–	$–	$–	$–	$ 152,170
Swap Contracts	252,350	–	–	–	–	–	252,350
Total	$252,350	$152,170	$–	$–	$–	$–	$404,520
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
30	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
Citibank N.A.	$41,838	$–	$–	$41,838	$–	$–	$–	$–
Deutsche Bank AG	–	–	–	–	8,831	–	–	8,831
JPMorgan Chase Bank N.A.	230	–	–	230	–	–	–	–
Morgan Stanley & Co.	22,476	(22,476)	–	–	61,601	(22,476)	–	39,125
UBS AG	–	–	–	–	81,738	–	(60,000)	21,738
Amounts listed as “–” are $0 or round to $0.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$ –	$ (472,651)	$–	$–	$–	$ (472,651)
Swap Contracts	1,033	–	–	–	–	1,033
Total	$ 1,033	$(472,651)	$–	$–	$–	$(471,618)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$ –	$ 525,918	$–	$–	$–	$ 525,918
Swap Contracts	(252,350)	–	–	–	–	(252,350)
Total	$(252,350)	$ 525,918	$–	$–	$–	$ 273,568
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2023. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2023.
Derivative	Average Notional Value
Swap Contracts at Notional Amount	$17,350,000
Foreign Currency Contracts Purchased	$12,447,433
Foreign Currency Contracts Sold	$ 7,827,409

abrdn Global Income Fund, Inc.	31

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

f.  Bank Loans:
The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.
g.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
h.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.
i.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
j.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any,  is reported on the Statement of Assets and Liabilities.
k.  Cash Flow Information:
The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion

32	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.
l.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.
3.  Agreements and Transactions with Affiliates
Investment Manager, Investment Sub-Adviser and Fund Administrator:
abrdn Asia Limited serves as the Investment Manager to the Fund, pursuant to a management agreement (the “Management Agreement”). abrdn Investments Limited (the "Sub-Adviser") serves as the sub-adviser, pursuant to a sub-advisory agreement. The Investment Manager and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of abrdn plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund.
The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.
For the six-month period ended April 30, 2023, the Fund paid the Investment Manager $216,869.
abrdn, Inc., an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which abrdn, Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2023, abrdn, Inc. earned $41,705 from the Fund for administration services.
Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn, Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn, Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn, Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn, Inc. (or third parties hired by abrdn, Inc.), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended April 30, 2023, the Fund incurred investor relations fees of approximately $27,470. For the six-month period ended April 30, 2023, abrdn, Inc. bore $15,090 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2023, were $12,693,075 and $9,359,049, respectively.

abrdn Global Income Fund, Inc.	33

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

5.  Capital
The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the six-month period ended April 30, 2023, the Fund reinvested 14,532 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2023, there were 12,788,980 shares of common stock issued and outstanding.
On September 23, 2021, the Fund entered into an underwriting sales agreement with Jones Trading Institutional Services LLC (“Jones”), pursuant to which the Fund may offer and sell up to $35,000,000 of common shares of beneficial interest, par value $0.001 per share (“Common Shares”), from time to time, through Jones as its agent, in transactions deemed to be “at the market” as defined in Rule 415 under the 1933 Act (the “ATM Offering”). During the six-month period ended April 30, 2023, 1,771,674 shares of common stock were sold under this agreement for $8,980,220 (net of commissions to Jones of $90,711).
Offering costs associated with Fund’s shelf registration statement initially effective with the SEC on July 2, 2021 are approximately $88,543 of which $37,307 were charged to paid-in-capital upon the issuance of associated shares. The Fund’s ATM Offering, through Jones, was made under this shelf registration statement and the associated offering costs are approximately $317,780 of which $188,439 were charged to paid-in-capital upon the issuance of associated shares.
Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.
6.  Open Market Repurchase Policy
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the six-month period ended April 30, 2023, the Fund did not repurchase any shares through this Program.
7.  Credit Facility
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.
The Fund’s Revolving Credit loan Facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and was last amended on September 21, 2021. On February 28, 2023, the Fund’s Revolving Credit Facility with the Bank of Nova Scotia was amended to extend the scheduled commitment termination date to February 27, 2024 with a committed facility amount of $25,000,000. As of April 30, 2023, the balance of the loan outstanding was $17,350,000. For the six-month period ended April 30, 2023 the average interest rate on the loan facility was 5.48% and the average balance was $17,350,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.
The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and could involve penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a

34	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2023, the Fund incurred fees of approximately $36,909.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancelation of the loan facility.
8.  Portfolio Investment Risks
a.  Bank Loan Risk:
There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
b.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.
c.  Emerging Markets Risk:
The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).
d.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
e.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
f.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

abrdn Global Income Fund, Inc.	35

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2023

g.  LIBOR Risk:
The Fund is subject to the risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.
h.  Risk Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
i.  Russia/Ukraine Risk:
In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Fund's investments.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$75,972,236	$857,806	$(9,578,946)	$(8,721,140)
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2023, other than as noted below.
On May 9, 2023 and June 9, 2023, the Fund announced that it will pay on May 31, 2023 and June 30, 2023, a distribution of US $0.07 per share to all shareholders of record as of May 19, 2023 and June 23, 2023, respectively.
On June 23, 2023, the Fund drew down an additional $3,000,000 on its Revolving  Credit Facility.

36	abrdn Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Global Income Fund, Inc.	37

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

38	abrdn Global Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Corporate Information

Directors
P. Gerald Malone, Chair
Radhika Ajmera
Stephen Bird
William J. Potter
Moritz Sell
Investment Manager
abrdn Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480
Investment Sub-Adviser
abrdn Investments Limited
10 Queen's Terrace
Aberdeen, AB10 1XL
Scotland, United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of April 30, 2023, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Income Fund, Inc. are traded on the NYSE American under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.abrdnfco.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

FCO-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Income Fund, Inc.

Date: July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Income Fund, Inc.

Date: July 10, 2023

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Global Income Fund, Inc.

Date: July 10, 2023